UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 31, 2023

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 1, 2023, Mr. Chan Galbato, a Class II director of Blue Bird Corporation (the “Company”), tendered his resignation from our Board of Directors, effective April 3, 2023. Mr. Galbato’s decision was not based on any disagreement with the Company regarding its operations, policies or practices.

(d) On March 31, 2023, the Board of Directors of the Company elected Mr. Simon J. Newman as a Class II director of the Company, to fill the vacancy created by the recent resignation of Dr. Kathleen Shaw. Mr. Newman has not been appointed to any Board committees.

Mr. Newman has over 40 years’ manufacturing industry experience with extensive expertise in the field of precision engineered component manufacturing and executive strategy. In February 2022, Mr. Newman was appointed to the position of Chairman of MW Components and Paragon Medical. MW Components is a leading provider of highly engineered springs, specialty fasteners, bellows, and other precision components with manufacturing facilities across the United States, and Paragon Medical is a global contract manufacturing organization (“CMO”), supplying implants and surgical devices to the medical industry. Mr. Newman also served as Chief Executive Officer for Form Technologies for 18 years. He began his career with the Dynacast organization, now a Form Technologies division, in 1979, progressively working through the company in all facets of operations leading to a long and prolific tenure as the Group Chief Executive. Mr. Newman became the CEO of MW Components in 2020, but recently moved into the role of Chairman. He is also a member of the Board of Directors of Elgen Manufacturing Company Inc. and Chromalloy, a Veritas company.

There are no arrangements or understandings between Mr. Newman and any other persons pursuant to which he was elected as a director. There are no transactions and no proposed transactions between Mr. Newman and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Newman will participate in our director compensation programs to the same extent as other directors.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

99.1    Press release of the Company, dated April 6, 2023.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Ted Scartz
Name:	Ted Scartz
Title:	Senior Vice President and General Counsel
Dated: April 6, 2023